Exhibit 10.2

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of December 7, 2018 (this “Agreement”) amends that certain Third Amended and Restated Credit Agreement, dated as of December 10, 2014 (as amended by that certain First Amendment to Credit Agreement on September 28, 2015, as amended by that certain Second Amendment to Credit Agreement, Direction and Waiver on November 1, 2017 and as amended, restated, amended and restated or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and Royal Bank of Canada, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (as amended by this Agreement) and the rules of interpretation set forth therein shall apply to this Agreement.

RECITALS

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower has requested, and the Lenders have agreed subject to the terms and conditions hereof, to amend the Credit Agreement to extend the Revolving Facility Final Maturity Date under the Credit Agreement by one year and to make certain other amendments to the Credit Agreement as set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual agreement herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Amendment to the Credit Agreement. (a) The definition of “Revolving Facility Final Maturity Date” in Section 10.1 of the Credit Agreement is hereby amended by replacing “fifth anniversary of the Restatement Date” with “sixth anniversary of the Restatement Date”.

(b) The definition of “Indebtedness” in Section 10.1 of the Credit Agreement is hereby amended by replacing “Maturity Date” with “Revolving Facility Final Maturity Date”.

(c) Section 10.1 of the Credit Agreement is hereby amended by adding the following after the definition of “Financing Documents”:

“Flood Insurance Laws” shall mean, collectively, (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.

(d) Section 10.1 of the Credit Agreement is hereby amended by adding the following after the definition of “Minimum Borrowing Amount”:

“Mortgaged Real Property Collateral” shall mean any Real Property Collateral subject to a Deed of Trust or mortgage for the benefit of the Collateral Agent and the other Secured Parties.

(e) Section 1.17(e) is hereby amended and restated in its entirety as follows:

(e)    Conditions to Effectiveness of Increase. As a condition precedent to such increase, (x) the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Section 6 and the other Credit Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 1.17, the representations and warranties contained in subsections (a)(i) and (a)(ii) of Section 6.5 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 7.1, and (B) no Default or Event of Default has occurred and is continuing or would result therefrom and (y) the provisions of Section 1.18 shall have been satisfied. On the Increase Effective Date, each Lender (including any new Lender) participating in such Commitment increase shall purchase and assume from each existing Lender having Loans outstanding on such Increase Effective Date, without recourse or warranty, an undivided interest and participation, to the extent of such Lender’s ratable portion of the Total Revolving Commitments (after giving effect to such Commitment increase), in the aggregate Loans then outstanding, so as to ensure that, on the Increase Effective Date after giving effect to such Commitment increase, each Lender is owed only its ratable portion of the Loans outstanding on such Increase Effective Date.

(f) Section 1 is hereby amended by adding the following after Section 1.17(f):

1.18 MIRE Events. Each of the parties hereto acknowledges and agrees that, with respect to any Mortgaged Real Property Collateral, any increase or extension of any of the Commitments or Loans (including an increase in Commitments hereunder, but excluding (a) any continuation or conversion of borrowings, (b) the making of any Loans or (c) the issuance, renewal or extension of Letters of Credit) shall be subject to (and conditioned upon): (i) the prior delivery of all flood hazard determination certifications, acknowledgements and evidence of flood insurance and other flood-related documentation with respect to such Mortgaged Real Property Collateral as required by Flood Insurance Laws and as otherwise required pursuant to Section 7.4 of this Agreement and (ii) the Administrative Agent shall have received written confirmation from the Lenders, flood insurance due diligence and flood insurance compliance has been completed by the Lenders.

(g) Section 7.4 is hereby amended by adding the following after Section 7.4(c):

(d)    Flood Insurance. With respect to each Mortgaged Real Property Collateral that is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a “special flood hazard area” with respect to which flood insurance has been made available under Flood Insurance Laws, the applicable Loan Party (i) has obtained and will maintain, with financially sound and reputable insurance companies, such flood insurance in such

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reasonable total amount as the Administrative Agent may from time to time reasonably require, and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) promptly upon request of the Administrative Agent, will deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent, including evidence of annual renewals of such insurance.

(h) Section 7.9(c) is hereby amended and restated in its entirety as follows:

(c)     If, after the Restatement Date, the Borrower acquires any Real Property Collateral, the Borrower shall forthwith (and in any event, within five Business Days of such acquisition, or such longer period of time as reasonably agreed by the Administrative Agent) deliver to the Collateral Agent a fully executed mortgage or deed of trust over such real property, in form and substance substantially similar to a previously delivered Deed of Trust or otherwise satisfactory to the Required Secured Parties and the Collateral Agent, together with such surveys, environmental reports and other documents and certificates with respect to such Real Property Collateral as may be reasonably required by the Required Secured Parties. The Borrower further agrees to take all other actions necessary to create in favor of the Trustee named therein, for the benefit of the Collateral Agent and the other Secured Parties a valid and enforceable first priority Lien on such Real Property Collateral, free and clear of all Liens except for Permitted Liens and rights of holders of Permitted Secured Indebtedness in compliance with the Collateral Agency Agreement. Notwithstanding the foregoing, the Borrower shall not acquire any Real Property Collateral until (x) the Administrative Agent has delivered to the Lenders (which delivery may be done electronically) the following documents in respect of such real property: (i) a completed flood hazard determination from a third party vendor; (ii) if such real property is located in a “special flood hazard area”, (A) a notification to the Borrower (or applicable Loan Party) of that fact and (if applicable) notification to the Borrower (or applicable Loan Party) that flood insurance coverage is not available and (B) evidence of the receipt by the Borrower (or applicable Loan Party) of such notice; and (iii) if such notice is required to be provided to the Company (or applicable Loan Party) and flood insurance is available in the community in which such real property is located, evidence of required flood insurance and (y) the Administrative Agent shall have received written confirmation from the Lenders that flood insurance due diligence and flood insurance compliance has been completed by the Lenders.

2.    Conditions to the Effective Date. This Agreement shall become effective as of the first date (the “Effective Date”) on which (i) the Lenders party to the Credit Agreement on such date, the Administrative Agent and the Borrower shall have executed and delivered counterparts of this Agreement and (ii) the Borrower has paid to the Administrative Agent (for the account of the Lenders) the fees set forth in that certain fee letter dated as of December 7, 2018 among the Borrower and the Administrative Agent.

3.    Representations and Warranties of the Borrower. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower hereby represents and warrants that as of the Effective Date:

a.

The Borrower has the requisite power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and

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performance of this Agreement. The Borrower has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

b.

The execution, delivery and performance by the Borrower of this Agreement do not and will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Borrower under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or limited partnership or limited liability company agreement, or any other agreement or instrument to which the Borrower is bound or by which the Borrower or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Borrower or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Borrower, which in the case of any of the foregoing clauses (i) through (iii), individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

c.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Borrower of this Agreement.

d.

All representations and warranties contained in the Credit Agreement or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date.

e.	No Default or Event of Default has occurred and is continuing on the date hereof or after giving effect to this Agreement.

4.    Continuing Effect of Financing Documents. Except as expressly set forth herein, this Agreement shall not constitute an amendment or waiver of any provision of the Credit Agreement and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Borrower that would require an amendment, waiver or consent under the Credit Agreement. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. This Agreement shall be deemed a Credit Document for purposes of the Credit Agreement.

5.    Fees. In accordance with Section 12.1 of the Credit Agreement, the Borrower shall pay the fees, charges and disbursements of the Administrative Agent’s special counsel in connection with this Agreement.

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6.    Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic transmission shall be effective as the delivery of a manually executed counterpart of this Agreement.

7.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.    Integration. This Agreement and the other Credit Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

9.    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY CLAIM OR CONTROVERSY RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signatures on Following Pages]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Third Amendment to Credit Agreement

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Ann Hurley
Name:	Ann Hurley
Title:	Manager, Agency

Signature Page to Third Amendment to Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Frank Lambrinos
Name:	Frank Lambrinos
Title:	Authorized Signatory

Aggregate
Commitments held by such Lender on the date hereof:

$25,000,000

Signature Page to Third Amendment to Credit Agreement

Zions Bancorporation dba Amegy Bank, as a Lender

By:	/s/ Greg Campbell
Name:	Greg Campbell
Title:	Senior Vice President

Aggregate
Commitments held by such Lender on the date hereof:

$20,000,000.00

Signature Page to Third Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jerry Wells
Name:	Jerry Wells
Title:	Director

Aggregate
Commitments held by such Lender on the date hereof:

$20,000,000.00

Signature Page to Third Amendment to Credit Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Anju Abraham
Name:	Anju Abraham
Title:	Authorized Signatory

By:	/s/ Robert Casey
Name:	Robert Casey
Title:	Authorized Signatory

Aggregate
Commitments held by such Lender on the date hereof:

$35,000,000.00

Signature Page to Third Amendment to Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ Lei Zeng
Name:	Lei Zeng
Title:	Vice President

Aggregate
Commitments held by such Lender on the date hereof:

$20,000,000.00

Signature Page to Third Amendment to Credit Agreement

DNB CAPITAL LLC, as a Lender

By:	/s/ Einar Gulstad
Name:	Einar Gulstad
Title:	Senior Vice President

By:	/s/ Andrea Ozbolt
Name:	Andrea Ozbolt
Title:	First Vice President

Aggregate
Commitments held by such Lender on the date hereof:

$20,000,000.00

Signature Page to Third Amendment to Credit Agreement

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

Aggregate
Commitments held by such Lender on the date hereof:

$20,000,000.00

Signature Page to Third Amendment to Credit Agreement

SOCIETE GENERALE, as a Lender

By:	/s/ Diego Medina
Name:	Diego Medina
Title:	Director

Aggregate
Commitments held by such Lender on the date hereof:

$20,000,000.00

Signature Page to Third Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ David Dewar
Name:	David Dewar
Title:	Director

Aggregate
Commitments held by such Lender on the date hereof:

$20,000,000.00

Signature Page to Third Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Engel
Name:	Patrick Engel
Title:	Managing Director

Aggregate
Commitments held by such Lender on the date hereof:

$20,000,000.00

Signature Page to Third Amendment to Credit Agreement

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Aggregate
Commitments held by such Lender on the date hereof:

$15,000,000.00

Signature Page to Third Amendment to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Aggregate
Commitments held by such Lender on the date hereof:

$15,000,000.00

Signature Page to Third Amendment to Credit Agreement